UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 17, 2008

HCP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-08895	33-0091377
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3760 Kilroy Airport Way, Suite 300 Long Beach, California		90806
(Address of Principal Executive Offices)		(Zip Code)

(562) 733-5100

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure

On September 16, 2008, Jay Flaherty, Chairman and Chief Executive Officer of HCP, Inc., made a presentation concerning the Company at the Bank of America 38th Annual Investment Conference.  Due to an administrative error, an incorrect version of the Company’s slides was included in the conference materials and the audio-webcast.  Please refer to the attached Exhibit 99.1 for the correct version of the Company’s slides.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

99.1         Bank of America 38th Annual Investment Conference, September 2008 Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HCP, INC.
(Registrant)

Date: September 17, 2008	By:	/s/ Edward J. Henning
Edward J. Henning
Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary

EXHIBIT INDEX

Attached as exhibits to this Current Report on Form 8-K are the documents listed below:

Exhibit No.	Description
99.1	Bank of America 38th Annual Investment Conference, September 2008 Presentation